UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELPHI TECHNOLOGIES PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2018 . DELPHI TECHNOLOGIES PLC BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 0000361095_1 R1.0.1.17 Meeting Information Meeting Type: Annual Meeting For holders as of: February 26, 2018 Date: April 26, 2018 Time: 9:00 AM LST Location: London Marriott Hotel Park Lane 140 Park Lane London, W1K 7AA UK You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow § (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions ï§ and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow § available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000361095_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 01 Robin J. Adams 02 Liam Butterworth 03 Joseph S. Cantie 04 Nelda J. Connors 05 Gary L. Cowger 06 David S. Haffner 07 Helmut Leube 08 Timothy M. Manganello 09 Hari N. Nair 10 MaryAnn Wright The Board of Directors recommends you vote FOR the following proposal(s): 11 Proposal to re-appoint auditors, ratify independent public accounting firm and authorize the directors to determine the fees paid to the auditors. 12 Say-on-Pay—To approve, by advisory vote, executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 13 Frequency of Say-on-Pay Advisory Vote—To approve, by advisory vote, one of three alternatives or abstain with regard to the frequency of the advisory vote on executive compensation. B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000361095_3 R1.0.1.17

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment thereof. *NOTE* IN ORDER TO HAVE YOUR SHARES VOTED, YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN APRIL 24, 2018 AT 11:59PM, EASTERN TIME. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF## 0000361095_4 R1.0.1.17